UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 12, 2007

                          Datastand Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
                 (State or Other Jurisdiction of Incorporation)

       000-25879                                         35-2065469
 (Commission File Number)                   (IRS Employer Identification No.)

                           8333 Weston Road, Suite 106
                           Woodbridge, Ontario L4L 8E2
               (Address of Principal Executive Offices, Zip Code)

                                 (416) 626-5346
              (Registrant's Telephone Number, Including Area Code)
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 12, 2007, Datastand Technologies, Inc. (the "Registrant") entered into a License Agreement with Dr. David P. Summers and T.W. Owen (the "License Agreement"). Dr. Summers and Mr. Owen are the inventors and owners of certain technologies covered by the following provisional patent applications filed with the United States Patent and Trademark Office: (i) "Composition and Method of Producing Endogenous Therapeutic Anti-Inflammatory Eiconasids and their Metabolites by Exogenous or Oral Means," by David P. Summers and T.W. Owen, (USPTO Serial Number 60/570,649); and (ii) "Method and Process for Producing Anti-inflammatory Products from Fungi," by David P. Summers and T.W. Owen.

Pursuant to the License Agreement, the Registrant obtained an exclusive, irrevocable, perpetual license in North America and Mexico to develop products based on the technologies described above. The Registrant intends to use the licensed technologies for the purpose of developing anti-inflammatory and analgesic products for the treatment of inflammatory diseases. In consideration for the license, the Registrant issued one million shares of its common stock to Dr. Summers and one million shares of its common stock to Mr. Owen. The Registrant may terminate the License Agreement, for any reason or no reason, upon at least ninety days prior written notice. In the event either party commits a breach of its obligations under the License Agreement and fails to cure that breach within sixty days after receiving written notice thereof, the other party may terminate the agreement immediately upon written notice to the other party.

For all the terms of the License Agreement, reference is hereby made to such agreement annexed hereto as exhibit 10.1. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

On January 12, 2007, the Registrant issued one million shares of its common stock to Dr. David P. Summers and one million shares of its common stock to T.
W. Owen. Such shares were issued pursuant to and in accordance with the License Agreement, dated January 12, 2007, between the Registrant, Dr. Summers, and Mr. Owen. In consideration for the issuance of such shares, Dr. Summers and Mr. Owen granted to the Registrant an exclusive, irrevocable, perpetual license in North America and Mexico to develop products based on the technologies described above under Item 1.01. The shares were issued pursuant to the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended.


Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.       Not Applicable
(b) Pro forma financial information.                 Not Applicable
(c) Shell company transactions.                      Not Applicable
(d) Exhibits:

Exhibit 10.1 License Agreement, dated January 12, 2007, among the Registrant, Dr. David P. Summers and T.W. Owen

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DATASTAND TECHNOLOGIES, INC.


                                     By:  /s/ Nick Montesano
                                          ----------------------------------
                                          Name: Nick Montesano
                                          Title:  Chief Executive Officer,
                                                  Chief Financial Officer,
                                                  and Director


Date: January 12, 2007